                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                              COLOR IMAGING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------

     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------

     (3)  Filing Party:

          ---------------------------------------------------------------------

     (4)  Date Filed:

          ---------------------------------------------------------------------

                              COLOR IMAGING, INC.
                      4350 PEACHTREE INDUSTRIAL BOULEVARD
                                   SUITE 100
                            NORCROSS, GEORGIA 30071

                                                                    May 11, 2001

To Our Stockholders:

     You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Color Imaging, Inc. (the "Company"), which will be held at 10:00 a.m., local time, on June 11, 2001, at the Embassy Suites Hotel, 1325 E. Dyer Road, Santa Ana, CA 92705. All holders of the Company's outstanding common stock as of the close of business on April 13, 2001 are entitled to vote at the Annual Meeting. Enclosed is a copy of the Notice of Annual Meeting of Stockholders, Proxy Statement and Proxy.

     We hope you will be able to attend the Annual Meeting. Whether or not you expect to attend, it is important that you complete, sign, date and return the Proxy in the enclosed envelope in order to make certain that your shares will be represented at the Annual Meeting.

                                          Sincerely,

                                          /s/ SPEROS D. HOMER, JR.
                                          Speros D. Homer, Jr.
                                          Secretary

                              COLOR IMAGING, INC.
                      4350 PEACHTREE INDUSTRIAL BOULEVARD
                                   SUITE 100
                            NORCROSS, GEORGIA 30071
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 11, 2001
                            ------------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Color Imaging, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on June 11, 2001, at the Embassy Suites Hotel, 1325 E. Dyer Road, Santa Ana, CA 92705, for the following purposes:

          1. To elect directors until their respective successors are elected and qualified.

          2. To ratify the selection of Lazar Levine & Felix, LLP as the Company's independent accountants for the year ending December 31, 2001.

          3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 13, 2001, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and all adjourned meetings thereof.

                                          By Order of the Board of Directors

                                          /s/ SPEROS D. HOMER, JR.
                                          Speros D. Homer, Jr.
                                          Secretary

Dated: May 11, 2001

PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE RETURN ENVELOPE FURNISHED FOR THAT PURPOSE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

                              COLOR IMAGING, INC.
                      4350 PEACHTREE INDUSTRIAL BOULEVARD
                                   SUITE 100
                            NORCROSS, GEORGIA 30071
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Color Imaging, Inc. (the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., local time, on June 11, 2001, at the Embassy Suites Hotel, 1325 E. Dyer Road, Santa Ana, CA 92705, and at any adjournment thereof. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any directions noted thereon. Any Stockholder giving a proxy has the power to revoke it at any time before it is voted by written notice to the Secretary of the Company or by issuance of a subsequent proxy. In addition, a stockholder attending the Annual Meeting may revoke his or her proxy and vote in person if he or she desires to do so, but attendance at the Annual Meeting will not of itself revoke the proxy.

     At the close of business on April 13, 2001, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, the Company had issued and outstanding 7,574,219 shares of Common Stock, $0.01 par value per share (the "Common Stock"). Each share of Common Stock entitles the holder of record thereof to one vote on any matter coming before the Annual Meeting. Only stockholders of record at the close of business on April 13, 2001 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

     The enclosed Proxy, when properly signed, also confers discretionary authority with respect to amendments or variations to the matters identified in the Notice of Annual Meeting and with respect to other matters which may be properly brought before the Annual Meeting. At the time of printing this Proxy Statement, the management of the Company is not aware of any other matters to be presented for action at the Annual Meeting. If, however, other matters which are not now known to the management should properly come before the Annual Meeting, the proxies hereby solicited will be exercised on such matters in accordance with the best judgment of the proxy holders.

     Shares represented by executed and unrevoked proxies will be voted in accordance with the instructions contained therein or, in the absence of such instructions, in accordance with the recommendations of the Board of Directors. Neither abstentions nor broker non-votes will be counted for the purposes of determining whether any of the proposals has been approved by the stockholders of the Company, although they will be counted for purposes of determining the presence of a quorum.

     The election of directors requires a majority of the votes cast by the holders of the Company's Common Stock present in person or represented by proxy.

     The Company will pay the expenses of soliciting proxies for the Annual Meeting, including the cost of preparing, assembling, and mailing the proxy solicitation materials. Proxies may be solicited personally, by mail, by telex, or by telephone, by directors, officers, and regular employees of the Company who will not be additionally compensated therefor. It is anticipated that this Proxy Statement and accompanying Proxy will be mailed on or about May 14, 2001 to all stockholders entitled to vote at the Annual Meeting.

     The matters to be considered and acted upon at the Annual Meeting are referred to in the preceding notice and are more fully discussed below.

                             ELECTION OF DIRECTORS
                           (ITEM I OF THE PROXY CARD)

     The following table provides information with respect to the Company's directors and executive officers as of December 31, 2000:

                NAME                   AGE                           POSITION
                ----                   ---                           --------
Michael W. Brennan...................  57     Chief Executive Officer and Chairman of the Board
Sueling Wang, PhD....................  47     President, Chief Operating Officer and Vice Chairman
                                              of the Board
Morris E. Van Asperen................  57     Executive Vice President, Chief Financial Officer and
                                              Director
Charles R. Allison...................  68     Vice President, Sales and Marketing, and Director
Edwin C. St. Amour...................  59     Director
Robert L. Langsam....................  55     Director
Jui-chi Wang.........................  44     Director
J.T. Lin, PhD........................  52     Director
Victor A. Hollander, CPA.............  68     Director

     Michael W. Brennan was made Chairman of the Board and Chief Executive Officer of the Company in June 2000, when Logical Imaging Solutions, Inc. ("LIS") became a wholly owned subsidiary of the Company. From January 1997 to June 2000 he was a Director and President of LIS. Prior to that he was President of Interscience Computer Corporation ("Interscience"). He has spent over twenty years within the computer industry and participated in the founding of four companies that became publicly held corporations; three in the U.S. (Computer Automation, Datum and Interscience) and one on the London International Stock Exchange (Optim PLC). Mr. Brennan has B.S. degree in electrical engineering from the University of Southern California, an MBA from Pepperdine University, is a Fellow of the Institute of Directors (London, England) and an adjunct faculty member of the University of Phoenix. Mr. Brennan has developed many successful products within the computer industry and holds patents on processes that are widely used in high-speed printing.

     Sueling Wang, PhD., prior to becoming President, Chief Operating Officer and Vice-Chairman of the Company in June 2000, was the president, director and a founder of Color Image Inc. since November 1989, which was merged with and into the Company on December 31, 2000. Dr. Wang received a MS degree from the University of Windsor, in Ontario, Canada and a PhD degree from the University of Detroit. Dr. Wang's expertise in resin synthesis brought him into the toner industry and led to the forming of Color Image, Inc. in 1989.

     Morris E. Van Asperen has been a Director of the Company since June 2000 and has been a director of Logical Imaging Solutions, Inc. since 1998. Since August 2000 he has been Executive Vice President and Chief Financial Officer of the Company. From July 1986 to July 2000 he was with the National Bank of California, joining it as Senior Vice President, Corporate Banking and leaving as Executive Vice President and Credit Administrator. From October 1984 through the early years of his employment with the bank he was a financial and management consultant to businesses in several industries. For seven years from 1977 to October 1984 he was Vice President & Chief Financial Officer of ATE Associates, Inc., a supplier of test fixtures and software for numerous military aircraft programs. Mr. Van Asperen received a B.S. in Mathematics from the University of Oklahoma in 1966 and an MBA from Pepperdine University in 1979.

     Charles R. Allison has been a Director and Vice President, Marketing and Sales, of the Company since June 2000. Since January 1992, he was Vice President of Marketing and Sales of Color Image, Inc., which was merged with and into the Company on December 31, 2000. From May 1982 to July 1991 he was vice president of sales and marketing, and general manager, at Synfax Manufacturing, Inc., an early developer of consumable products for EBI-based printing technologies. Mr. Allison has held other senior positions in the printing/imaging industry, including positions with Minolta Corporation, Litton Business Systems and Royal McBee.

     Edwin C. St. Amour has been a Director of the Company since June 2000. In February 1979 he founded American Computer Hardware Corporation and is its Chairman and President. Mr. St. Amour recognized the uniqueness of Electron Beam Imaging ("EBI") technology and began developing and marketing EBI related products in the 1980's. He founded Logical Imaging Solutions, Inc. ("LIS") in October 1993 to develop EBI compatible hardware and software products and adapt this technology to produce plug-and-play products for form manufacturers. He was LIS' President from October 1993 until January 1997. He was LIS' Chairman until it became a subsidiary of the Company in June 2000. Mr. St. Amour entered the printing industry in the early sixties and began marketing forms and documents for Moore Business Forms and Standard Register Corp.

     Robert L. Langsam has been a Director of the Company since June 2000. In 1980 he founded Diversified Financial Management ("DFM"), a financial planning services organization, and is its President. Prior to founding DFM, from October 1975 to August 1979 he was Assistant Corporate Controller for MCI Communications, beginning with founder William McGowan, and was responsible for the operational accounting controls and systems, as well as extensive involvement in products pricing and filings, in a period that witnessed revenue growth from $8 million to $750 million. Before MCI Communications, Mr. Langsam was Chief Financial Officer of the copier products division of SCM from June 1970 to July 1975, an early competitor of Xerox. Academically, Mr. Langsam holds a B.S. degree in Marketing/Accounting from Pace University and double MBA's in Finance and Taxation awarded from Adelphi and St. John's Universities.

     Jui-chi Wang has been a Director of the Company since June 2000. From October 1994 until June 2000 he was a director of Color Image, Inc., which was merged with and into the Company on December 31, 2000. Since June 1984 Mr. Wang has been the President of General Plastic Industrial Co. Ltd ("GPI"), a Taiwan-based plastics manufacturer specializing in injection moldings and more particularly toner cartridges and accessories for copiers and laser printers. Academically, Mr. Wang was awarded a Master's Degree in Computer Engineering from the University of Southern California.

     J.T. Lin, PhD, has been a Director of the Company since June 2000. He is the founder and has been the Chairman and Chief Executive Officer of Surgilight, Inc. since its founding in 1998. From January 1995 to March 1999 Dr. Lin was President of Photon Data, Inc. Dr. Lin was the co-founder of LaserSight, Inc. and from 1991 to 1994 served as its Chairman, President and CEO. Dr. Lin was the inventor of the refractive excimer laser and the pioneer of the scanning laser for which he has a patent which has been employed by more than 400 hospitals worldwide. Dr. Lin has more than 25 years experience in laser technologies and ten years experience in marketing in Asia and Latin America. Dr. Lin obtained a PhD in Chemical Physics from the University of Rochester, NY in 1981, holds 5 U.S. Patents and has authored more than 70 scientific papers.

     Victor A. Hollander, CPA, has been a Director of the Company since March 2001. Mr. Hollander has been licensed to practice public accounting in California as a certified public accountant since 1958. Since the merger of Hollander, Lumer & Co. LLP in February 2001 with the firm of Good Swartz Brown & Berns LLP, Mr. Hollander has been the manager of its securities group. Prior to this he was a partner in firms that he founded beginning in 1978: Hollander, Gilbert & Co. and later Hollander, Lumer & Co. LLP. From 1966 to 1978 he was an audit partner in two national accounting firms specializing in security matters. Mr. Hollander has been involved with over twenty initial and secondary public offerings since 1990. Mr. Hollander has served on various Los Angeles Chapter, California Society of Certified Public Accounts and American Institute of Certified Public Accountants securities, ethics, accounting and auditing committees. He specializes in securities and merger and acquisition matters.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF EACH OF MICHAEL W. BRENNAN, SUELING WANG, PHD, MORRIS E. VAN ASPEREN, CHARLES R. ALLISON, EDWIN C. ST. AMOUR, ROBERT L. LANGSAM, JUI-CHI WANG, J.T. LIN, PHD AND VICTOR A. HOLLANDER AS DIRECTORS OF THE COMPANY. HOLDERS OF PROXIES SOLICITED BY THIS PROXY STATEMENT WILL VOTE THE PROXIES RECEIVED BY THEM AS DIRECTED ON THE PROXY OR, IF NO DIRECTION IS MADE, FOR EACH OF THE ABOVE-NAMED NOMINEES. THE ELECTION OF DIRECTORS REQUIRES A MAJORITY OF THE VOTES CAST BY THE HOLDERS OF THE COMPANY'S COMMON STOCK PRESENT AND VOTING AT THE MEETING.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD OF DIRECTORS

     There were four (4) meetings of the Board of Directors during 2000. The Board of Directors has authorized an Audit Committee. The members of a committee are selected by the majority vote of the Board of Directors.

     Audit Committee. The Audit Committee makes recommendations for selection of the Company's independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and any non-audit fees, and reviews the adequacy of the Company's internal accounting controls and financial management practices. The Audit Committee consists of Messrs. Robert L. Langsam, J. T. Lin, PhD and Victor A. Hollander, CPA.

DIRECTOR COMPENSATION

     Each of the Company's non-employee directors receives fees of $ 0.00 per year plus $0.00 per Board meeting attended. In addition, each director is reimbursed for certain out-of-pocket expenses incurred in connection with attendance at Board and committee meetings. Each of the Company's nonemployee directors, on the date they are first elected or appointed to the Board, receives a grant of non-qualified stock options to purchase 25,000 shares of the Company's Common Stock at the fair market value of the Common Stock on the date of grant. The directors' options vest in equal annual installments over a five year period.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No executive officer of the Company either served in 2000 or now serves as a member of the board of directors or compensation committee of any entity which has one or more executive officers who serve on the Company's Board of Directors.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following Summary Compensation Table sets forth the compensation earned by the Company's Chief Executive Officer and the three other most highly compensated executive officers who were serving as such as of December 31, 2000 (collectively, the "Named Executive Officers"), whose aggregate compensation, with one exception, for fiscal year 2000 exceeded $100,000 for services rendered in all capacities to the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                                                                  COMPENSATION AWARDS
                                ANNUAL COMPENSATION                              ----------------------
                                --------------------                OTHER        SHARES OF COMMON STOCK
             NAME                YEAR       SALARY      BONUS    COMPENSATION      UNDERLYING OPTIONS
             ----               ------    ----------    -----    ------------    ----------------------
Michael W. Brennan............   2000      $146,485      n/a       $25,591(1)              None
Dr. Sueling Wang..............   2000      $149,159      n/a       $18,887(1)           200,000
Morris E. Van Asperen.........   2000      $ 54,294      n/a           n/a              200,000
Charles R. Allison............   2000      $101,996      n/a       $25,902(1)            50,000

---------------
Note: (1) Other Compensation includes $15,584, $16,505 and $22,476 paid or accrued during 2000 by the Company for the respective executive officer's participation in a Company paid life insurance retirement program.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                     NUMBER OF     PERCENT OF
                                     SECURITIES   TOTAL OPTIONS
                                     UNDERLYING    GRANTED TO
                                      OPTIONS     EMPLOYEES IN    EXERCISE OR   MARKET PRICE ON     EXPIRATION
               NAME                   GRANTED      FISCAL YEAR    BASE PRICE     GRANTED DATE          DATE
               ----                  ----------   -------------   -----------   ---------------   ---------------
Sueling Wang.......................   100,000                                                         6/28/05
                                       50,000                                                         6/28/06
                                       50,000                                                         6/28/07
                                      -------
                                      200,000          40%           $2.00           $4.18

Morris E. Van Asperen..............   100,000                                                         6/28/05
                                       25,000                                                         6/28/06
                                       25,000                                                         6/28/07
                                       25,000                                                         6/28/08
                                       25,000                                                         6/28/09
                                      -------
                                      200,000          40%           $2.00           $4.18

Charles R. Allison.................    25,000                                                         6/28/05
                                       12,500                                                         6/28/06
                                       12,500                                                         6/28/07
                                      -------
                                       50,000          10%           $2.00           $4.18

                      AGGREGATED OPTION EXERCISES IN LAST
                    FISCAL YEAR AND YEAR END OPTION HOLDINGS

                                                             NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                            UNDERLYING UNEXERCISED             IN-THE-MONEY
                                   SHARES                           OPTIONS                       OPTIONS
                                 ACQUIRED ON    VALUE     ---------------------------   ---------------------------
             NAME                 EXERCISE     REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----                -----------   --------   -----------   -------------   -----------   -------------
Sueling Wang...................      N/A         N/A        100,000        100,000        68,750         68,750
Morris E. Van Asperen..........      N/A         N/A        100,000        100,000        68,750         68,750
Charles R. Allison.............      N/A         N/A         25,000         25,000        17,188         17,188

COMPENSATION PLANS AND ARRANGEMENTS

EMPLOYMENT AGREEMENTS

     On June 28, 2000, the Company entered into employment agreements with its Chief Executive Officer, Michael W. Brennan, President, Dr. Sueling Wang, Executive Vice President and Chief Financial Officer, Morris E. Van Asperen, and Vice President of Marketing and Sales Charles R. Allison. All four of the employment agreements have a 5-year term. The Company is obligated to pay Mr. Brennan and Dr. Wang annual salaries of $150,000 with a guaranteed increase of 5% per annum over the term of the agreements. The Company is obligated to pay Mr. Van Asperen an annual salary of $144,000 with a guaranteed increase of 5% over the term of his agreement. In addition to commissions earned under the Company's sales incentive program, the Company is obligated to pay Mr. Allison an annual salary of $89,250 with a guaranteed increase of 5% per annum over the term of his agreement. Each of the agreements includes the participation of the employee in a life insurance retirement program at the Company's expense. Each employee may terminate the employment agreement upon 6 months notice to the Company. The Company may terminate each employee upon 6 months notice by the Company; provided, however, that the Company is obligated to pay to the employee his annual base salary, commissions or bonuses earned, and benefits for a period of 12 months after the date of such notice.

AUDIT COMMITTEE

     The members of the Audit Committee are Robert L. Langsam, J. T. Lin, PhD and Victor A. Hollander, CPA, all of whom are "independent" directors as defined in Rule 4200(a)(14) of the NASD listing standards.

REPORT OF AUDIT COMMITTEE

     The Company has an Audit Committee (the "Committee") composed entirely of non-management directors. The members of the Committee meet the independence and experience requirements of the NASD. The Committee met with the independent auditors and management prior to issuance of the Company's annual report on Form 10-KSB for the year ending December 31, 2000. In 2000, the Committee adopted, and the Board of Directors approved, a charter outlining the practices it follows. A copy of the Committee charter is attached as Appendix A to this Proxy Statement.

     The Committee recommended to the Board of Directors the engagement of Lazar Levine & Felix, LLP as the Company's independent auditors and reviewed with the Company's financial managers and the independent auditors overall audit scopes and plans, the results of internal and external audit examinations, evaluations by the auditors of the Company's internal controls, and the quality of the Company's financial reporting.

     The Committee has reviewed with management the audited financial statements in the Annual Report, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. In addressing the quality of management's accounting judgments, members of the Audit Committee asked for management's representations that the audited consolidated financial statements of the Company have been prepared in conformity with generally accepted accounting principles and have expressed to both management and the independent auditors their general preference for conservative policies when a range of accounting options is available.

     In its meetings with representatives of the independent auditors, the Committee asks them to address, and discusses their responses to, several questions that the Committee believes are particularly relevant to its oversight. These questions include:

     - Are there any significant accounting judgments made by management in preparing the financial statements that would have been made differently had the independent auditors themselves prepared and been responsible for the financial statements?

     - Based on the independent auditors' experience and their knowledge of the Company, do the Company's financial statements fairly present to investors, with clarity and completeness, the Company's financial position and performance for the reporting period in accordance with generally accepted accounting principles and SEC disclosure requirements?

     - Based on the independent auditors' experience and their knowledge of the Company, has the Company implemented internal controls and internal audit procedures that are appropriate for the Company?

     The Committee believes that by thus focusing its discussions with the independent auditors, it can promote a meaningful dialogue that provides a basis for its oversight judgments.

     The Committee also discussed with the independent auditors all other matters required to be discussed by the auditors with the Committee under Statement on Auditing Standards No. 61 ("Communication with Audit Committees"). The Committee received and discussed with the independent auditors their annual written report on their independence from the Company and its management, which is made under Independence Standards Board Standard No. 1 ("Independence Discussions with Audit committees").

     In performing all of these functions, the Audit Committee acts only in an oversight capacity. The Committee, in its oversight role, necessarily relies on the work and assurances of the Company's management, which has the primary responsibility for financial statements and reports, and of the independent auditors, who, in their report, express an opinion on the conformity of the Company's annual financial statements to generally accepted accounting principles.

     In reliance on these reviews and discussions, and the report of the independent auditors, the Audit Committee has recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Robert L. Langsam
                                          J. T. Lin, PhD
                                          Victor A. Hollander, CPA

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of December 31, 2000 with respect to beneficial ownership of the outstanding shares of common stock of the Company by the Company's directors, executive officers and each person known by the Company to own in excess of 5% of the outstanding shares of common stock of the Company, and the directors and executive officers as a group. Unless otherwise specified, each person below has personal and sole beneficial ownership of the shares of common stock:

                                                              NUMBER OF    PERCENTAGE OF
                  NAME OF BENEFICIAL OWNER                     SHARES      OWNERSHIP(1)
                  ------------------------                    ---------    -------------
Michael W. Brennan..........................................    924,215        12.3%
Sueling Wang................................................    904,500(2)     11.5%
Morris E. Van Asperen.......................................    210,906(3)      2.8%
Charles R. Allison..........................................     25,000(4)      0.3%
Edwin St. Amour.............................................    979,668(5)     13.1%
Robert L. Langsam...........................................    138,662(6)      1.8%
Joseph P. Donnolo...........................................    472,443         6.3%
Jui-Chi J. Wang.............................................    160,615(7)      2.1%
Executive Officers and
  Directors as a Group (8 persons)..........................  3,343,566(8)     41.2%(8)

---------------
(1) Percentage of ownership is calculated as required by Commission Rule 13d-3(d)(1). The table above includes the number of shares underlying options and warrants which are exercisable within 60 days after the date of this annual report.

(2) Includes: (a) 60,000 shares owned by Sueling Wang's four children, (b) 96,000 shares and warrants to purchase 50,000 shares owned by Yik-Li Sih, Sueling Wang's wife, in which Sueling Wang may be deemed to have pecuniary interest. Sueling Wang disclaims beneficial ownership of such 156,000 shares and warrants to purchase 50,000 shares. Also includes options to purchase 100,000 shares of common stock and warrants exercisable into 250,000 shares.

(3) Includes options to purchase 100,000 shares of common stock.

(4) Includes options to purchase 25,000 shares of common stock.

(5) Edwin St. Amour holds 979,668 shares as co-trustee (Mr. St. Amour's wife Annette is the other co-trustee.) of the St. Amour Revocable Trust.

(6) Includes warrants exercisable into 55,453 shares.

(7) Includes warrants exercisable into 50,000 shares.

(8) Includes all exercisable warrants and options beneficially owned by the directors and executive officers.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The members of the Board of Directors, certain executive officers of the Company and persons who hold more than 10% of the Company's outstanding common stock are subject to the reporting requirements of

Section 16(a) of the Exchange Act which require them to file reports with respect to their ownership of common stock and their transactions in common stock. Based upon the copies of Section 16(a) reports that the Company received from such persons for their 2000 fiscal year transactions in the common stock and their common stock holdings, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by its executive officers, Board members and greater than ten-percent stockholders.

              RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS
                           (ITEM 2 OF THE PROXY CARD)

     The Board of Directors has selected Lazar Levine & Felix, LLP as the Company's independent accountants for the year ending December 31, 2001, and has further directed that management submit the selection of independent accountants for ratification by the stockholders at the Annual Meeting. Lazar Levine & Felix LLP has no financial interest in the Company and neither it nor any member or employee of the firm has had any connection with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. The Delaware General Corporation Law does not require the ratification of the selection of independent accountants by the Company's stockholders, but in view of the importance of the financial statements to the stockholders; the Board of Directors deems it advisable that the stockholders pass upon such selection. A representative of Lazar Levine& Felix LLP is not expected to be present at the Annual Meeting.

     In the event the stockholders fail to ratify the selection of Lazar Levine & Felix LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

     The Company has been billed as follows for the professional services of Lazar Levine & Felix LLP rendered during fiscal year 2000 or with respect to the financial statements, for that period, and for non-audit related services:

Audit Fees.................................................  $81,147
All Other Fees.............................................  $10,352

     The Audit Committee has considered whether the provision of the services described above other than audit services is compatible with maintaining the independence of Lazar Levine & Felix LLP.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THIS PROPOSAL (PROPOSAL 2 ON THE PROXY) TO RATIFY THE SELECTION OF THE INDEPENDENT ACCOUNTANTS. HOLDERS OF PROXIES SOLICITED BY THIS PROXY STATEMENT WILL VOTE THE PROXIES RECEIVED BY THEM AS DIRECTED ON THE PROXY OR, IF NO DIRECTION IS MADE, IN FAVOR OF THIS PROPOSAL. IN ORDER TO BE ADOPTED, THIS PROPOSAL MUST BE APPROVED BY THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE SHARES OF COMMON STOCK PRESENT AND VOTING AT THE MEETING.

                                 OTHER BUSINESS

     The Company does not know of any other business to be presented to the Annual Meeting and does not intend to bring any other matters before such meeting. If any other matters properly do come before the Annual Meeting, however, the persons named in the accompanying Proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

                             STOCKHOLDER PROPOSALS

     Any proposals of security holders which are intended to be presented at next year's annual meeting must be received by the Company at its principal executive offices on or before December 26, 2001, in order to be considered for inclusion in the Company's proxy materials relating to that meeting.

                  AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB as filed with the Securities and Exchange Commission is available upon written request and without charge to stockholders by writing to Speros D. Homer, Jr., Secretary, Color Imaging, Inc., 4350 Peachtree Industrial Boulevard, Suite 100, Norcross, Georgia 30071.

                                          By Order of the Board of Directors

                                          /s/ SPEROS D. HOMER, JR.
                                          Speros D. Homer, Jr.
                                          Secretary

Norcross, Georgia
May 11, 2001

PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                      APPENDIX A

                            AUDIT COMMITTEE CHARTER

     The Audit Committee ("the Committee") of the Board of Directors ("the Board") of Color Imaging, Inc., a Delaware corporation ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

     The Committee will be comprised of three (3) or more directors as determined by the Board. The members of the Committee must fulfill the independence and experience requirements of NASDAQ. Accordingly, all of the members will be directors: (i) who have no relationship to the Company that would interfere with the exercise of their independence from management and the Company, and (ii) who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management experience. The Members of the Committee will be elected annually at the organizational meeting of the Board and will be listed in the annual report to the Company's shareholders. One of the members of the Committee will be elected Committee Chairman by the Board.

RESPONSIBILITY

     The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal auditors, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will report to the Board concerning its activities.

     While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

     The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal control of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

     The Committee is to meet in separate executive sessions with the Company's chief financial officer, independent accountants and internal auditors at least once each year and at other times when considered appropriate. Content of the agenda for each meeting should be cleared by the Committee Chairman.

ATTENDANCE

     Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chairman may request that members of management and representatives of the independent accountants and internal auditors be present at Committee meetings.

SPECIFIC DUTIES

     In carrying out its oversight responsibilities, the Committee will:

          1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASDAQ Audit Committee Requirements.

          2. Review with the Company's management, internal auditors and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

          3. Review with the Company's management, internal auditors and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

          4. Review the scope of internal auditor's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

          5. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

          6. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

          7. Have a predetermined arrangement with the independent accountants that they will advise the Committee, through its Chairman, and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing the Company's Form 10-Q. The Committee shall also receive a confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

          8. At the completion of the annual audit, review with management, internal auditors and the independent accountants the following:

             The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

             Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

             Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with manage-ment which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

             Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

             If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

          9. After preparation by management and review by internal auditors and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The Charter is to be published as an appendix to the proxy statement every three (3) years.

          10. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

          11. Meet with management, internal auditors and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious." Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

          12. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

          13. Review the appointment and replacement of the senior internal audit executive.

          14. Review with management, internal auditors and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

          15. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

          16. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of NASDAQ, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                              COLOR IMAGING, INC.

     The undersigned hereby appoints Michael W. Brennan, Sueling Wang, PhD, Morris E. Van Asperen, Charles, R. Allison, Edwin C. St. Amour, Robert L. Langsam, Jui-chi Wang, J.T. Lin, PhD and Victor A. Hollander attorneys and proxies, each with power to act without the other and with power of substitution, and hereby authorizes them to represent and vote all of the shares of stock of Color Imaging, Inc., standing in the name of the undersigned with all powers which the undersigned would possess if present at the Annual Meeting of Stockholders of the Company to be held June 11, 2001 or any adjournment or postponement thereof.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH NOMINEE TO SERVE AS A DIRECTOR AND "FOR" PROPOSAL 2 TO RATIFY THE SELECTION OF LAZAR LEVINE & FELIX LLP AS THE COMPANY'S ACCOUNTANTS. IF NO DIRECTION IS GIVEN IN THE SPACE PROVIDED ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSAL 2. IF ANY OTHER BUSINESS SHOULD COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDER.

     If you intend to attend the Annual Meeting, please be sure to check the "I plan to attend the meeting" box on the reverse side of the Proxy.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!


                         ANNUAL MEETING OF SHAREHOLDERS
                              COLOR IMAGING, INC.


                                 JUNE 11, 2001




                - Please Detach and Mail in the Envelope Provided -
-------------------------------------------------------------------------------

        PLEASE MARK YOUR
A [X]   VOTES AS IN THIS
        EXAMPLE.

                                     WITHHOLD    NOMINEES: Michael W. Brennan
                 FOR all nominees    AUTHORITY             Sueling Wang, PhD
                 listed at right    (to vote for           Morris E. Van Asperen
                (except as marked   all nominees           Charles R. Allison
                 to the contrary)  listed at right)        Edwin C. St. Amour
1. Election of                                             Robert L. Langsam
   Directors         [  ]              [  ]                Jui-chi Wang
                                                           J.T. Lin, PhD
(INSTRUCTION: To withhold authority to vote for any        Victor A. Hollander
individual nominee, write the nominee's name on the line provided below.)


---------------------------------------------------

                                                     FOR    AGAINST     ABSTAIN
2. Ratify the selection of Lazar Levine & Felix
   LLP as the Company's Accountants for the          [ ]      [ ]         [ ]
   year ended December 31, 2001.

3. In their discretion upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS, FOR PROPOSAL 2 AND OTHERWISE IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDER.

PLEASE SIGN, DATED, AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

                I plan to attend the meeting    [  ]



Signature                      Signature                     Date:
          ---------------------         --------------------     --------------
NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.